UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The GEO Group, Inc. (“GEO” or the “Company”) 2021 Annual Meeting of Shareholders was held on April 28, 2021 (“Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved The GEO Group, Inc. Amended and Restated 2018 Stock Incentive Plan (the “Amended 2018 Plan”) and The GEO Group, Inc. Amended and Restated Employee Stock Purchase Plan (the “Amended ESPP Plan”).

The GEO Group, Inc. Amended and Restated 2018 Stock Incentive Plan

The Compensation Committee of the Board of Directors of the Company approved the Amended 2018 Plan, subject to shareholder approval. The Amended 2018 Plan provides for the awards of incentive and non-qualified options, performance units, performance shares, performance share units, restricted stock, restricted stock units, stock appreciation rights and other equity-based incentives to officers, directors, employees (including prospective employees) and consultants of the Company, its subsidiaries and affiliates. The Amended 2018 Plan is to be administered by a compensation committee composed of independent directors. The Amended 2018 Plan will advance the interests of the Company and shareholders by: (i) increasing the number of shares authorized for issuance under The GEO Group, Inc. 2018 Stock Incentive Plan (the “Original 2018 Plan”), which will facilitate continuation of the Company’s equity compensation program, and (ii) incorporating the changes discussed below. A summary of the principal provisions of the Amended 2018 Plan that modify the Original Plan is presented below which is qualified in its entirety by the full text of the Amended 2018 Plan, set forth as Exhibit 10.1 to this Current Report on Form 8-K, which is hereby incorporated by reference.

Principal Provisions of the Amended 2018 Plan that Modify the Original 2018 Plan

The principal provisions of the Amended 2018 Plan that modify the Original 2018 Plan are described below.

Increase in Authorized Number of Shares. The principal modification to the Original 2018 Plan under the Amended 2018 Plan is an increase in the authorized number of shares available for issuance under the Original 2018 Plan by 16,800,000 shares.

The Company believes that the increase in the number of shares available for issuance under the Amended 2018 Plan will enable the Company to continue to fulfill the purpose of the plan, which is to attract, motivate and retain the Company’s employees, directors and consultants, and provide them with the incentives to pursue the long-term profitability and success of the Company. In this regard, the Company believes that its equity awards promote achievement of longer term corporate goals, align the interests of plan participants with those of the Company’s shareholders and serve as an important element in the Company’s provision of equity compensation that is competitive with other companies seeking comparable talent. In addition, the Company’s equity awards are an important component of the Company’s compensation program and reinforce a pay-for-performance culture. The number of shares that remained available under the Original 2018 Plan was not sufficient to meet the Company’s anticipated needs with respect to the Company’s equity compensation program beyond 2021.

Limitations on Number of Shares Issuable. The Amended 2018 Plan eliminates the limitation in the Original 2018 Plan relating to the maximum number of shares that may be issued pursuant to all awards granted in a fiscal year. The Amended 2018 Plan modifies the limitation on the maximum number of shares that may be subject to grants of incentive stock options from 4,600,000 shares to 16,927,194 shares. The Amended 2018 Plan modifies the limit on the maximum number of shares that may be issued in connection with an award to any one individual during any one fiscal year from 300,000 shares to 600,000 shares.

Reduction of Shares Available for Awards. The Amended 2018 Plan modifies how to calculate the number of shares available for future awards after the grant of an award. Under the Original 2018 Plan, the number of shares of common stock available for future awards is reduced by the full number of shares of common stock subject to any award granted. Under the Amended 2018 Plan, the number of shares of common stock available for future awards is reduced by the full number of shares of common stock subject to any award of options or stock appreciation rights and is reduced by 3.32 shares for every 1 share of common stock subject to an award that may be settled in shares of common stock other than options and stock appreciation rights.

Dividends or Dividend Equivalents. The Amended 2018 Plan provides that no dividends or dividend equivalents shall be paid to participants until such awards vest. In the event that the Compensation Committee provides for the accrual of dividends or dividend equivalents with respect to an award under the Amended 2018 Plan, such dividends or dividend equivalents will be subject to the same terms and conditions as, and shall in no event be paid prior to the vesting of, the award to which they relate.

The GEO Group, Inc. Amended and Restated Employee Stock Purchase Plan

The Compensation Committee of the Board of Directors of the Company approved the Amended ESPP Plan, subject to shareholder approval. The Compensation Committee and Board of Directors originally approved The GEO Group, Inc. 2011 Employee Stock Purchase Plan (the “ESPP Plan”) on May 4, 2011 and the ESPP Plan became effective on July 9, 2011, subject to obtaining shareholder approval, which was obtained at the annual shareholders meeting held on May 4, 2012. The Compensation Committee approved the Amended ESPP Plan on March 16, 2021 in order to maintain the qualification of the Amended ESPP Plan under Section 423 of the Internal Revenue Code of 1986, as amended (“Code”) and extend the term of the Amended ESPP Plan as otherwise the ESPP Plan would terminate on June 30, 2021, the last purchase date immediately preceding the tenth anniversary of the effective date of the ESPP Plan. The terms of the Amended ESPP Plan are consistent with the terms of the ESPP Plan and have not been modified from a substantive perspective other than to extend the term of the ESPP Plan and to delete references to pre-approval offering periods and the purchase date for the pre-approval offering periods which are no longer relevant since shareholder approval for the ESPP Plan was obtained on May 4, 2012. The summary of the principal provisions of the Amended ESPP Plan that modify the ESPP Plan presented above is qualified in its entirety by the full text of the Amended ESPP Plan, set forth as Exhibit 10.2 to this Current Report on Form 8-K, which is hereby incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The GEO 2021 Annual Meeting was held on April 28, 2021. The following matters were voted on at the Annual Meeting: (1) the election of nine directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2021 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2021 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, (4) the approval of The GEO Group, Inc. Amended and Restated 2018 Stock Incentive Plan, (5) the approval of The GEO Group, Inc. Amended and Restated Employee Stock Purchase Plan, and (6) a shareholder proposal regarding an annual Lobbying Report. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.     All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Withheld	Broker Non-Votes
Anne N. Foreman	53,896,361	3,143,018	28,613,606
Richard H. Glanton	52,457,228	4,582,151	28,613,606
Jose Gordo	53,774,659	3,264,720	28,613,606
Duane Helkowski	55,489,435	1,549,944	28,613,606
Scott M. Kernan	54,236,894	2,802,485	28,613,606
Guido Van Hauwermeiren	55,509,275	1,530,104	28,613,606
Christopher C. Wheeler	54,241,540	2,797,839	28,613,606
Julie Myers Wood	51,591,184	5,448,195	28,613,606
George C. Zoley	54,777,672	2,797,839	28,613,606

2.    The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2021 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	84,587,127
Against:	672,005
Abstain:	393,853
Broker Non-Votes:	0

3.    The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	52,835,279
Against:	3,762,935
Abstain:	441,165
Broker Non-Votes:	28,613,606

4.    The shareholders approved The GEO Group, Inc. Amended and Restated 2018 Stock Incentive Plan, by the votes set forth in the table below:

For:	50,361,744
Against:	6,266,702
Abstain:	410,933
Broker Non-Votes:	28,613,606

5.    The shareholders approved The GEO Group, Inc. Amended and Restated Employee Stock Purchase Plan, by the votes set forth in the table below:

For:	54,848,708
Against:	1,840,892
Abstain:	349,779
Broker Non-Votes:	28,613,606

6.    The shareholders approved the shareholder proposal regarding the preparation of an annual Lobbying Report, by the votes set forth in the table below:

For:	37,457,237
Against:	19,025,357
Abstain:	556,785
Broker Non-Votes:	28,613,606

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	The GEO Group, Inc. Amended and Restated 2018 Stock Incentive Plan

10.2	The GEO Group, Inc. Amended and Restated Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 4, 2021	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)